Dimensional Investment Group Inc.
U.S. Large Company Portfolio

SUPPLEMENT TO THE
STATEMENT OF ADDITIONAL INFORMATION

The purpose of this Supplement to the Statement of Additional Information (“SAI”) dated February 28, 2025, as supplemented, of the U.S. Large Company Portfolio (the “Portfolio”), a series of Dimensional Investment Group Inc., is to notify shareholders that the Portfolio intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended, in approximately the same proportion as the S&P 500® Index (the “Index”) is diversified. Shareholder approval will not be sought if the Portfolio crosses from diversified to non‑diversified status due solely to a change in the relative market capitalization or index weighting of the constituents of the Index.

Accordingly, the following changes are effective immediately:

I.	The following information replaces the fourth paragraph under the “PORTFOLIO CHARACTERISTICS, POLICIES AND INVESTMENT PROCESS” section of the SAI:

Each of the Portfolios (excluding the U.S. Large Company Portfolio) and the Master Fund is diversified under the federal securities laws and regulations. The U.S. Large Company Portfolio, however, intends to be diversified in approximately the same proportion that the S&P 500® Index is diversified, but may become “non-diversified” under the federal securities laws and regulations solely as a result of a change in the relative market capitalization or index weighting of one or more constituents of the S&P 500® Index.  A non-diversified fund can invest a greater percentage of its assets in a small number of issuers or any one issuer than a diversified fund can. In such circumstances, the U.S. Large Company Portfolio may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may negatively impact the Portfolio’s performance and result in greater fluctuation in the value of the Portfolio’s shares and greater risk of loss.

II.	The following is added to the end of the first paragraph after the investment limitations in the “INVESTMENT LIMITATIONS” section of the SAI:

With respect to the investment limitation described in (5) above, the U.S. Large Company Portfolio intends to be diversified in approximately the same proportion that the S&P 500® Index is diversified, as described in the Portfolio’s prospectus. However, the Portfolio may be “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500® Index, without shareholder approval, pursuant to no-action relief issued by the SEC staff. A non-diversified fund can invest a greater percentage of its assets in a small number of issuers or any one issuer than a diversified fund can. In such circumstances, the Portfolio may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may negatively impact the Portfolio’s performance and result in greater fluctuation in the value of the Portfolio’s shares and greater risk of loss.

The date of this Supplement is December 22, 2025